VONTOBEL FUNDS, INC.
                   1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
                       804-285-8211 * 800-527-9500 * Fax 804-285-8251

FILED VIA EDGAR


June 3, 1997

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

       RE:    Vontobel Funds, Inc.
              Sand Hill Portfolio Manager Fund (the "Fund")
              File Nos 002-78931 & 811-03551
              Preliminary Proxy Material

Gentlemen:

       Pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, submitted electronically via the EDGAR system, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the above-referenced Fund in connection with a special meeting of shareholders.

       At the special meeting, shareholders will vote to approve or disapprove an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets to a newly created series of The World Funds, Inc.

       Please direct questions and comments relating to this filing to Michael V. Farrell, Esquire at (215) 564-8095 or, in his absence, to Steven M. Felsenstein, Esquire at (215) 564-8074.

Very truly yours,



/s/ John Pasco, III
John Pasco, III

Enclosures

cc:    Steven M. Felsenstein, Esquire
       Michael V. Farrell, Esquire


                                  SCHEDULE 14A INFORMATION
                         Proxy Statement Pursuant to Section 14(a)
                           of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
 X     Preliminary Proxy Statement
       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
       Definitive Proxy Statement
       Definitive Additional Materials
       Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                    Vontobel Funds, Inc.

                      (Name of Registrant as Specified In Its Charter)


          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X      No fee required.
       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:



       2)     Aggregate number of securities to which transaction applies:



       3) Per unit price or other underlying value of transaction computed pursuant to Exchange
              Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



       4)     Proposed maximum aggregate value of transaction:



       5)     Total fee paid:



       Fee paid previously with preliminary materials
       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing byr registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:



       2)     Form, Schedule or Registration Statement No.:



       3)     Filing Party:



       4)     Date Filed:

                                              Preliminary Proxy Material

VONTOBEL FUNDS, INC.
1500 Forest Avenue, Suite 223
Richmond, Virginia  23229

SAND HILL PORTFOLIO MANAGER FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS to be held on
[ ________, 1997 ]


Notice To Shareholders:

       A special meeting of shareholders (the "Meeting") of Sand Hill Portfolio Manager Fund (the "Fund") of Vontobel Funds, Inc. (the "Company") will be
held at 10:00 a.m. local time, on                   , 1997, at the office of
the Company at 1500 Forest Avenue, Richmond, Virginia, for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund will transfer all of its assets to a newly-created series (the "New Fund") of The World Funds, Inc. (the "World Funds"), in exchange for shares of common stock of the New Fund, as set forth in the accompanying Proxy Statement, including authorization for the directors of the Company to vote shares of the New Fund acquired in the reorganization as provided in the Plan.

2.     To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on May 30, 1997 are entitled to vote at the Meeting or any adjournment thereof.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    John Pasco, III
                                    Chairman


___________, 1997
Richmond, Virginia

                                          IMPORTANT

Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund by mailing your proxy promptly.
VONTOBEL FUNDS, INC.
1500 Forest Avenue, Suite 223
Richmond, Virginia  23229
804-285-8211

___________________________

SAND HILL PORTFOLIO MANAGER FUND
___________________________

PROXY STATEMENT

Special Meeting of Shareholders
to be held on
________, 1997


       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Vontobel Funds, Inc. (the "Company") to be used at the Special Meeting of the Shareholders of the Sand Hill Portfolio Manager Fund (the "Fund"), to be held at 10:00 a.m. local time
on                    , 1997, at the offices of the Company at 1500 Forest
Avenue, Richmond, Virginia, and at any adjournment thereof (such meeting and any adjournment being referred to as the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

       Proxies will be voted in accordance with the instructions contained thereon. If no instruction is given, proxies that are signed and returned will be voted in favor of the proposals. A shareholder may revoke his or her proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by attending the Meeting and voting in person. This proxy statement and the accompanying form of proxy are being
first sent to shareholders on or about June        , 1997.  In the event that
at the time the Meeting is called to order a quorum is not present in person or by proxy, the meeting may be adjourned to a later date to permit the Fund to obtain a quorum. In the event a quorum is present but sufficient votes in favor of the proposals have not been received, the Meeting may be adjourned to solicit additional votes. In that event, only those proxies that have been received which would be voted to approve the proposal will be voted in favor of an adjournment, and those proxies that have been received which would be voted against the proposals will be voted against the adjournment.

       As of the close of business on May 30, 1997, the record date fixed by the Board of Directors for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting (the "Record Date"), 563,722.387 shares of the Fund were outstanding. Each share is entitled to one vote.


       The vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, represented at the meeting in person or by proxy, is required for the approval of each proposal ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of the Fund present in person or by proxy, if more than 50% of the shares of the Fund are represented at the meeting, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.
Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the proposals have been approved. No other business may properly come before the Meeting.

       The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Fund's shareholder servicing agent, which expects to be reimbursed for such costs by Vontobel USA Inc., which serves as investment advisor to other series of the Company. In addition to solicitations through the mails, employees of the Fund and the Fund's investment advisor may solicit proxies by telephone, telegraph and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.

PRINCIPAL SHAREHOLDERS

       As of the Record Date, the following are known by the Company to be beneficial owners of more than five percent of the Fund's outstanding shares:

                                    Number of Shares            Percentage
Name & Address                      Beneficially Owned          of Fund

National Financial Services        143,286.581                  25.418%
One World Financial Ceter
200 Liberty St., 4th Floor
New York, N.Y. 10281-1003

Arthur & Anna Kull                  48,851.210                   8.666%
280 West Harvest Rund
Idaho Falls, ID 83404

Marianne Conley                      33,880.832                  6.010%
4860 Valley Forge Lane
Plymouth, MN 55442


                     TOTAL          226,018.623                 40.094%



       As of the Record Date, the Directors and executive officers of the Company, as a group, beneficially owned less than 1% of the Fund's outstanding shares.



Item 1.       APPROVAL OR DISAPPROVAL OF THE PROPOSED
              REORGANIZATION

       On May 13, 1997, the Board of Directors of the Company approved an AgreemenPlan of Reorganization (the "Plan") between the Company, on behalf of the Fund, and The World Funds, Inc. (the "World Funds"), on behalf of the Sand Hill Portfolio Manager Fund (the "New Fund), a series of the World Funds. The Plan provides for the transfer of all of the assets of the Fund to the New Fund solely in exchange for shares of common stock of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the pro-rata distribution of those shares, on the closing date, to the holders of the Fund's shares (the "Reorganization").
The Company will liquidate the Fund promptly after the Reorganization.
A copy of the Plan is attached hereto as Exhibit A.

       The New Fund will operate as a registered, open-end management investment company with the same investment objective, policies and restrictions as the Fund and, subject to approval by its Board of Directors and shareholders, will enter into an investment advisory agreement with Sand Hill Advisors, Inc. (the "Advisor") identical in all material respects to the Fund's existing investment advisory agreement with the Advisor. Furthermore, the New Fund intends to enter into administration, custody, distribution, pricing and transfer agency agreements with the Fund's current service providers on substantially the same terms as the Fund's existing agreements.

Reasons for the Reorganization

       When the Fund was organized, it was one of four series of a registered investment company called The World Funds, Inc. Two of the series were advised by Vontobel USA Inc. ("VUSA"), and one series was advised by Newport Fund Management, Inc. In the intervening period, that investment company has changed its name to Vontobel Funds, Inc. to reflect the fact that six of the seven series presently in operation or in organization are advised by VUSA.

       Due to the increase in the number of series of the Company which are managed by VUSA (the "Vontobel Series"), management of the Fund considered whether the efforts and attention applied to administrative and marketing efforts on behalf of the Fund may be overshadowed by the corresponding efforts on behalf of the Vontobel Series. Management concluded that, despite efforts to avoid any adverse effect on the Fund, it would be in the interest of shareholders of the Fund to become a part of a fund in which one other group did not have a dominating role. They concluded that it would be more efficient from an administrative standpoint to establish a separate entity to focus on the needs of the Fund without the distractions arising from operating the Vontobel Series.

       Furthermore, management believes that reorganizing the Fund into an entity separate from the Vontobel Series may open up additional distribution channels for the New Fund's shares. For example, the New Fund might be able to take advantage of different marketing opportunities without the constraints which may be associated with being a series of the Company.

Background

       The Fund is a series of the Company, an open-end, series investment company currently comprised of the Fund and four other series, and has two additional series "in registration" at the present time. The Company is a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation filed in October 1983. The Advisor has served as the investment advisor of the Fund since the Fund's inception in January 1995.

Procedures for the Reorganization

       If approved by shareholders, the Reorganization will be accomplished in the following manner: (i) the Company, on behalf of the Fund, will assign, deliver and otherwise transfer all of the Fund's assets free and clear of all liens and encumbrances to the New Fund, a series of the World Funds;
(ii) the New Fund, in exchange for the Fund's assets, will assume all of the Fund's liabilities and will issue to the Fund a number of full and fractional shares of beneficial interest in the New Fund ("New Fund Shares") equal to the number of Fund shares then outstanding which are held by the Fund's shareholders; and (iii) the Fund will distribute to each of its shareholders a number of full and fractional New Fund Shares equal to the number of full and fractional Fund shares held by that shareholder. Thereafter, the Company will take all necessary steps to terminate the Fund promptly pursuant to the provisions of the laws of the State of Maryland, and the Fund will not conduct any business except in connection with its liquidation.

       Subject to approval by shareholders, it is expected that the Reorganization will be made effective at 4:00 p.m., Eastern time, on or about
 _____________, 1997, or at such later time and date as the parties may mutually agree (the "Closing Date"). The Closing Date shall not be earlier than the date of effectiveness of the New Fund's registration statement under the Securities Act of 1993, as amended. At any time before the Reorganization is effective, the Company and the World Funds may agree to terminate the Reorganization, and, if the Reorganization has not been made effective by _____________, 1997, the Plan will automatically terminate on that date unless a later date is agreed to by both the Company and the World Funds.

       Upon approval of the Reorganization, the World Funds will issue the New Fund Shares referred to in clause (ii) above. Pursuant to the Plan, and prior to the distribution of such shares of the New Fund to the shareholders of the Fund, the President of the Company, as the agent of the shareholders of the Fund, will execute a Consent of Sole Shareholder: (a) approving the election of the four directors of the Company listed herein as directors of the World Funds, (b) approving the Investment Advisory Agreement between the New Fund and Sand Hill Advisors, Inc. (see Approval of Investment Advisory Agreement for the New Fund below), and (c) ratifying the selection of the firm of Tait, Weller & Baker to serve as the independent accountants for the World Funds.

       Following the execution of the consent, an open account would be established on the records of the New Fund in the name of each shareholder of the Fund. The transfer agent will record in such account the number of New Fund Shares equal to the number of shares of the Fund owned of record by the shareholder at the Closing Date. Certificates, if any, for shares of the Fund issued prior to the Reorganization would represent the same number of outstanding shares of the New Fund following the Reorganization. Shareholders with certificates should continue to safeguard them, as it will be necessary to present such certificates for any transfer, exchange or redemption. In the interest of economy and convenience, certificates representing the New Fund Shares will not be physically issued.

       The New Fund Shares that would be issued to the shareholders of the Fund would have no asset-based sales charge or distribution or service fee under Rule 12b-1 and would not be subject to any deferred sales charge on redemption. Dividends and distributions payable on New Fund Shares to shareholders electing to have such dividends and distributions reinvested would be reinvested without a sales charge in additional New Fund Shares.

       Subject to approval by its Board of Directors and shareholders, the New Fund will enter into an investment advisory agreement with the Advisor (see Approval of Investment Advisory Agreement for the New Fund below). The fee payable to the Advisor under such management agreement and the terms and conditions of the agreement will be the same as those provided in the Fund's existing investment advisory agreement with the Advisor. The investment advisory fees will continue to be payable at a rate of 1.00% per annum of the first $100 million of the New Fund's average daily net assets and 0.75% per annum of average daily net assets over $100 million.

       The New Fund also will enter into servicing arrangements with the entities which presently provide such services to the Company for the Fund.
It will execute an administrative services agreement with Commonwealth Shareholder Services, Inc., a custodian agreement with Star Bank, a distribution agreement with First Dominion Capital Corp., a fund accounting agreement with Star Bank, a fund expense agreement with Commonwealth Shareholder Services, Inc. and a transfer agency and dividend disbursing agent agreement with Fund Services, Inc., in each case with substantially identical terms and conditions as the Fund's existing agreements with such service providers.
The World Funds will also continue to make available to shareholders the retirement vehicles which are now available to shareholders in the Fund.



Comparison of the Fund and the New Fund

       Both the Company and the World Funds are corporations duly organized under the laws of the State of Maryland. The funds are both governed by the provisions of the Maryland General Corporation Law and the funds' respective Articles of Incorporation and By-Laws, which are substantially the same in all material respects. Each fund has been authorized by its Board of Directors to establish separate series of shares and, pursuant to such authority, the Company established the Fund and the World Funds established the New Fund.

       Each of the Company and the World Funds is managed under the direction of its Board of Directors. The Board of Directors of the World Funds is comprised of four of the five individuals who presently comprise the Company's Board of Directors. Mr. Henry Schlegel, who has served as a Director of the Company since February 1997, is an officer of VUSA, the advisor to the Vontobel Series. He has indicated that his service on the Board of the World Funds following the Reorganization would be inconsistent with the purposes of the Reorganization. The remaining four directors have served s Directors of the Company for periods commencing prior to the organization of the Fund.

       The Company is registered under the 1940 Act as an open-end, management investment company, and the World Funds has filed registration and other forms to be registered under the 1940 Act as an open-end, management investment company. The Reorganization will not be implemented and completed if such registration is not in effect. In conducting their operations as registered investment companies, both funds are subject to the provisions of the 1940 Act and rules and regulations of the U.S. Securities and Exchange Commission thereunder.

       The investment objective both of the Fund and of the New Fund is to maximize total return consistent with allocating portfolio investments among equity securities, debt securities and short term investments. Each fund seeks to achieve its objective by investing in a mix of asset classes and markets throughout the world and is subject to identical investment policies and limitations. The Reorganization provides for the New Fund to be managed by the Advisor using the same portfolio management strategies and techniques that the Advisor employs in managing the Fund.

       The expenses of operating the New Fund are not anticipated to be materially different from those of the Fund. The principal cost of operating the Fund is the investment advisory fee paid to the Advisor, which is based upon the assets in the Fund. This fee will be payable by the New Fund at the same rate as the Fund, and therefore will not change as a result of the Reorganization. General costs of operating the Company, which are presently assumed by all series of the Company, will be paid by the New Fund.

       Shareholders of the New Fund will have voting rights that are identical to the voting rights of the Fund's shareholders. They will have the right to vote at regular and special meetings of the World Funds and the New Fund, as and when held, for, among other things, election of directors, changes in fundamental investment objectives, policies or restrictions;
ratification of the selection by the Directors of the independent accountants; and such additional matters relating to the World Funds or the New Fund as may be required by law to be submitted to shareholders. If, at any time, less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing a Board of Directors. At any meeting of shareholders called for such purpose by at least 10% of the holders of the World Fund's outstanding shares, a Director may be removed by a vote of two-thirds of the World Fund's outstanding shares. Like shares of series of the Company, each whole share of the World Funds is entitled to one vote with each fraction being entitled to a proportionate fractional vote. Neither fund has cumulative voting rights with respect to the election of Directors.

       Shareholders of the Fund may obtain copies of the Company and World Funds' Articles of Incorporation and By-Laws without charge upon written request to the Secretary of the Company and the World Funds.

Waiver of Investment Restriction

       The Fund has a fundamental investment restriction, which may not be changed without shareholder approval, under which it may not own more than 10% of the outstanding voting securities of any one issuer.

       Such restriction would otherwise prohibit the purchase by the Fund of the initial shares of the New Fund, which is necessary to complete the Reorganization (see Procedures for the Reorganization above). Accordingly, a vote for the Fund's Reorganization will be deemed also a vote to authorize the Company to acquire all of the voting shares of the New Fund to the extent (and only to the extent) necessary to carry out the Fund's Reorganization n the manner described above. Such purchase of the shares will be made only for the purpose of completing the Reorganization and the temporary waiver of the restriction will have no effect thereafter.

Federal Income Tax Consequences

       It is anticipated that the Reorganization contemplated under the Plan will be tax-free for federal tax purposes for the Company, the World Funds and their respective shareholders. It is a condition of the Plan that the Company and the World Funds receive an opinion of Stradley, Ronon, Stevens & Young, LLP substantially to the effect that for federal income tax purposes:
(i) the acquisition of the assets and assumption of the liabilities of the Fund by the New Fund in return for New Fund Shares followed by the distribution of such shares to Fund shareholders will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code (the
"Code"), and the Fund and the New Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the exchange of its assets for New Fund Shares and the assumption by the New Fund of the liabilities of the Fund; (iii) the tax basis of the assets of the Fund received by the New Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer; (iv) the New Fund's holding period for the assets acquired from the Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund in exchange for New Fund Shares and the assumption by the New Fund of the liabilities of the Fund;
(vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of New Fund Shares in exchange for their shares in the Fund as part of the transaction; (vii) the basis of the New Fund Shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of the New Fund Shares received by the shareholders of the Fund will include the holding period of the shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets; and as to such other matters as the Company and the World Funds may reasonably request.

Approval of the Election of Four Directors of the New Fund

       By voting in favor of the Plan, shareholders of the Fund will be authorizing the Board of Directors of the Company, acting through the Chairman of the Company on behalf of the shareholders of the New Fund, to vote New Fund Shares issued in connection with the Reorganization in favor of the election of the following four nominees as directors of the New
Fund: John Pasco, III, Samuel Boyd, Jr. William E. Poist and Paul M. Dickinson. Certain information concerning the nominees is set forth below. Each of the nominees has agreed to serve if elected, and if any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for a substitute nominee selected by the Company's Board of Directors. The Company currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Company.

       Certain information regarding the nominees and the Fund's current Directors and Executive Officers is set forth below:












Nominees for Director

Name and Position
with the New Fund
Principal Occupation for Past
5 Years

Age
Fund Shares
Owned Beneficially
May 15, 1997
Percent Owned
Beneficially
May 15, 1997
John Pasco III*
Chairman, Director and
Treasurer

Treasurer and Director of
Commonwealth Shareholder
Services, Inc., the Company's
Administrator, since 1985.
Director, President and
Treasurer of Commonwealth
Capital Management, Inc. (a
registered Investment Advisor)
since 1983.  Director and
shareholder of Fund Services,
Inc., the Company's Transfer
and Disbursing Agent, since
1987 and shareholder of
Commonwealth Fund
Accounting, Inc. which provides
bookkeeping services to Star
Bank.  Mr. Pasco is also a
certified public accountant.

522,0000.35%Samuel Boyd, Jr.
Director
Manager of the Customer
Services Operations and
Accounting Division of the
Potomac Electric Power
Company.  Mr. Boyd is also a
certified public accountant.
560.0000.00%

William E. Poist
Director
Financial and Tax consultant
through his firm Management
Consulting for Professionals.
Mr. Poist is also a certified
public accountant.
58 77.3130.01%Paul M. Dickinson
Director
President of Alfred J. Dickinson,
Inc. Realtors
490.0000.00%
* If elected to the Board, Mr. Pasco would be deemed an "interested person" of the New Fund within the meaning of Section
2(a)(19) under the 1940 Act.



Current Directors and Officers of the Fund

Name
PositionAgePosition SincePrincipal
Occupation
or Employment
Shares Owned
Beneficially
May 30, 1997
John Pasco, III*Chairman, Director
and Treasurer
52                               1983See "Nominees for
Director"
                                                    2.000

Henry Schlegel*Director441997Director, President
and Chief Executive
Officer of Vontobel
USA, Inc., a
registered investment
adviser
                                                          0.000

Samuel Boyd, Jr.Director561983See "Nominees for
Director"
                                                        0.000

William E. PoistDirector581983See "Nominees for
Director"
                                                        77.313

Paul M. DickinsonDirector491987See "Nominees for
Director"
                                                      0.000

Jane H. Williams*President of the
Fund and a Vice
President of the
Company
49                                     1995Executive Vice
President and a
Director of Sand Hill
Advisors, Inc.

10,476.528
F. Byron Parker,  Jr.*Secretary541986Secretary of
Commonwealth
Shareholder Services,
Inc. since 1986.
Partner in the law
firm Mustian &
Parker
                                                           0.000
*  Interested Person of the Fund as defined in Section 2(a)(19) of the 1940
Act.












       During the fiscal year ended December 31, 1996, the Directors of the Company received compensation from the Company, as follows:

                                     Compensation Table
(1)




Name of Person
Position
(2)



Aggregate
Compensation
From Registrant
(3)

Pension or
Retirement
Benefits Accrued
As Part of Fund
Expenses
(4)



Estimated Annual
Benefits Upon
Retirement
(5)
Total
Compensation
From Registrant
and Fund
Complex Paid to
Directors
John Pasco, III
 Director
                 $0               N/A               N/A   N/A

Henry Schlegel
  Director
                $0               N/A               N/A  N/A

Samuel Boyd, Jr.
  Director
              $8,000             N/A               N/A  N/A

William E. Poist
  Director
              $8,000             N/A               N/A N/A

Paul M. Dickinson
  Director
              $8,000             N/A               N/A N/A
       Mr. Pasco, Chairman of the Board of the Company, owns 100% of the stock of Commonwealth Shareholder Services Inc. ("CSS"), which serves as administrator to the Company. For the fiscal year ended December 31, 1996, CSS received $17,681 in administrators fees from the Fund. Mr. Pasco also owns 100% of the stock of First Dominion Capital Corp. which acts as the principal underwriter for the company.

Approval of Investment Advisory Agreement for the New Fund

       By voting in favor of the Plan, shareholders of the Fund will be authorizing the Board of Directors of the Company, acting through the Chairman of the Company on behalf of the shareholders of the New Fund, to vote New Fund Shares issued in connection with the Reorganization in favor of approval of the New Fund's Investment Advisory Agreement with the Advisor. The Board of Directors selected the Advisor to continue as the investment adviser to the Fund based upon the same factors which have supported the continuation of the Fund's existing agreement with the Advisor, including the investment performance of the Adviser in the past, the knowledge and experience of the Adviser with respect to managing the types of portfolio securities in which the Fund invests and the reasonableness of the Advisor's fee.

       The terms and conditions of the proposed Investment Advisory Agreement (attached hereto as Exhibit B) are substantially identical in all material respects to the existing agreement between the Fund and the Advisor, with changes reflecting only matters such as the name of the parties, the date and periods of the agreement and other non-material changes.

Existing Investment Advisory Agreement

       The Fund's Investment Advisory Agreement with the Advisor is dated December 29, 1994 and was renewed until January 31, 1998 by a vote of the Company's Board of Directors at a meeting held for this purpose on January 20, 1997.

       Pursuant to the Advisory Agreement, the Advisor provides the Fund with investment advisory services, subject to the supervision of the Company's Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of its portfolio and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs and fees of registration of, or filing of notice of, its shares for sale under various state and Federal securities laws.

       Under the Advisory Agreement, the Advisor is entitled to be paid monthly compensation that is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that paid by many investment companies. If the assets of the Fund exceed $100,000,000, the Advisor is entitled to a fee for such assets computed at an annual rate of 0.75% on such excess. The Advisory Agreement requires that the fee be paid monthly, within five (5) business days after the end of the month. All expenses not specifically assumed by the Investment Advisor are assumed by the Fund.

       The Advisory Agreement contemplates the authority of the Advisor to place rders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide research or investment information which benefits the Fund, the Advisor, or the Advisor's other clients, or who provide other services to the Fund or sell its shares.

Investment Advisor

       The Advisor is a privately held corporation located at 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, California 94025.

       The Directors and Executive Officers of the Advisor are as follows:

Name
Position Gary K. ConwayPresident and DirectorJane H. Williams

Executive Vice President
and Director
Rowland R. FosterSecretary/Vice President and
Director
Jane E. CreightonVice President and Director
       Jane H. Williams is also President of the Fund and a Vice President of the Company. The following persons own beneficially ten percent or more of the outstanding voting securities of the Advisor: Gary K. Conway, Jane H. Williams and Rowland R. Foster.

Independent Accountants

       The World Funds has selected Tait, Weller & Baker as its independent accountants, and that firm will be responsible for auditing the financial statements of the New Fund. Tait, Weller & Baker presently serves as the independent accountant for the Fund. As stated above, by voting in favor of the Plan, shareholders of the Fund will be authorizing the Board of Directors of the Company, acting through the Chairman of the Company on behalf of the shareholders of the New Fund, to vote New Fund Shares issued in connection with the Reorganization in favor of ratifying the selection of Tait, Weller & Baker.

Expenses

       Commonwealth Shareholders Services, Inc. ("CSS"), the Fund's shareholder servicing agent, has agreed to bear costs of preparing, printing and mailing the proxy materials for this meeting to the shareholders of the Fund, and certain other costs arising from the holding of the Meeting. CSS expects that it will be reimbursed for such costs by VUSA.

Considerations of the Directors of the Fund

       At a meeting held on May 13, 1997, the Directors of Company reviewed the Plan and determined that the Reorganization is in the best interests of the Fund and shareholders of the Fund.

       In making this determination, the Directors carefully reviewed and evaluated the terms and provisions of the Plan, the identical investment objectives, policies and limitations of the Fund and New Fund, the identical expense ratios between the two Funds and the tax consequences of the Reorganization to the Fund and its shareholders. In addition, the Directors considered the services to be provided to the New Fund, particularly the fact that the Advisor and the Distributor will provide the same advisory and share distribution services to the New Fund that they provide to the Fund.

       The Directors, including the Directors who are not interested persons (as defined in the 1940 Act) of the Company, World Funds or their affiliates, approved unanimously the proposed Reorganization. In doing so, they concluded that after the Reorganization (i) the New Fund will continue to receive the benefit of the same services which it receives at the present time, but without a concern that factors related to the more numerous Vontobel
Series may distract from the attention required for the effective operation of the Fund, and (ii) the distribution of shares of the New Fund may be enhanced in the future because of additional distribution networks and options available as a result of the Reorganization.

Required Vote

       The Articles of Incorporation of the Company provide that a proposal for the merger or consolidation of Company, or any sale, lease or exchange of substantially all of its property and assets, its dissolution or certain amendments to its charter documents would require the affirmative vote of a majority of the then outstanding shares of the corporation entitled to vote. The Articles of Incorporation also provide that, when a matter affects only one class or series of shares of the corporation, only the shareholders of such class or series are entitled to vote upon the matter. The Reorganization is deemed to affect only the Fund, and therefore will be submitted only for a vote by the Fund's shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
APPROVAL OF THE PLAN.

       In the event that the Reorganization is not approved by the required Fund's shareholders, the Reorganization will not be consummated, and the Board of the Company will consider what further steps, if any, to pursue.


Item 2.       OTHER MATTERS THAT MAY COME BEFORE THE MEETING

       This Meeting of the shareholders of the Fund is a special meeting, and will generally conduct only those matters set forth in the Notice of the Meeting. The Board of Directors of the Company knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                                        *  *  *  *  *



Other Information

       First Dominion Capital Corp. is the Distributor of the Fund's shares, and Commonwealth Shareholder Services serves as Administrator to the Fund. The address of both the Distributor and Administrator is 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229

Shareholder Reports
       The most recent Annual Report for the Fund was distributed to shareholders in February 1997. An additional copy is available at no cost to shareholders of the Fund upon request by contacting the Company at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9500.

Shareholder Proposals

       Any shareholder who desires to submit a shareholder proposal may do so by submitting such proposal in writing, addressed to the Secretary of the Fund, at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.
Ordinarily, the Fund does not hold shareholders meetings.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    John Pasco, III
                                    Chairman


June __, 1997
BY SIGNING AND DATING THE BACK OF THIS CARD, YOU AUTHORIZE THE
PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                    VONTOBEL FUNDS, INC.
                              SAND HILL PORTFOLIO MANAGER FUND
                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - ________, 1997

       The undersigned hereby constitutes and appoints John Pasco III and F. Byron Parker, Jr., or any of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the special meeting of shareholders of Sand Hill Portfolio Manager Fund to be held at 1500 Forest Avenue, Suite 223, Richmond Virginia 23229 on the ___ day of ______ 1997 at 10:00 a.m.
local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM 1. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE PROPOSAL NUMBER 1. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

       1. To approve an Agreement and Plan of Reorganization between the Company and The World Funds, Inc., and to authorize such steps in furtherance thereof as are set forth in the proxy statement, including approval of an investment advisory agreement with Sand Hill Advisors, Inc.

              FOR                          AGAINST       ABSTAIN

       2. To transact such other business as may properly come before the Meeting.



_____________________________________________________________  ______________
SIGNATURE                          SIGNATURE (JOINT OWNER)         DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                               Exhibit A


                                          AGREEMENT
                                             AND
                                   PLAN OF REORGANIZATION


       AGREEMENT AND PLAN OF REORGANIZATION dated as of
     , 1997 (the "Agreement"), by and between Vontobel Funds, Inc. ("Vontobel Funds"), a Maryland corporation, on behalf of the Sand Hill Portfolio Manager Fund, a series of Vontobel Funds (the "Sand Hill Fund") and The World Funds, Inc. ("World Funds") a Maryland corporation, on behalf of the Sand Hill Portfolio Manager Fund, a series of World Funds (the "New Sand Hill Fund").

       WHEREAS, Vontobel Funds was organized under Maryland law as a corporation in October 1983; Vontobel Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); Vontobel Funds has authorized capital consisting of 500,000,000 shares of common stock, par value $.01 per share, of which it has allocated 50,000,000 shares to the Sand Hill Fund; the Sand Hill Fund is a duly organized and a validly existing series of Vontobel Funds; and

       WHEREAS, World Funds was organized under Maryland law as a corporation under Articles of Incorporation dated May 8, 1997 and filed on May 9, 1997; World Funds is an open-end management investment company registered under the 1940 Act; World Funds has authorized capital consisting of 250,0000,000 shares of common stock, par value $.01 per share, of which it has allocated 50,000,000 shares to the New Sand Hill Fund; and the New Sand Hill Fund is duly organized and a validly existing series of World Funds;

       NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect (i) the transfer of all of the assets of the Sand Hill Fund to the New Sand Hill Fund solely in exchange for (a) the assumption by the New Sand Hill Fund of all or substantially all of the liabilities of the Sand Hill
Fund and (b) shares of common stock of the New Sand Hill Fund, followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of common stock of the New Sand Hill Fund to the holders of shares of common stock of the Sand Hill Fund on the terms and conditions hereinafter set forth in liquidation of the Sand Hill Fund. For convenience, the shares of common stock of the New Sand Hill Fund that are given in exchange for the assets of the Sand Hill Fund are referred to hereinafter as the "New Sand Hill Fund Shares." The parties hereto covenant and agree as follows:

1.     Plan of Reorganization.

       (a) At the Effective Time, the Sand Hill Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the New Sand Hill Fund, and the New Sand Hill Fund shall acquire all such assets, and shall assume all such liabilities of the Sand Hill Fund, in exchange for delivery to the Sand Hill Fund of a number of New Sand Hill Fund Shares (both full and fractional) equivalent in number and value to the Sand Hill Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Sand Hill Fund, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the New Sand Hill Fund. All debts, liabilities, obligations and duties of the Sand Hill Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the New Sand Hill Fund and may be enforced against the New Sand Hill Fund to the same extent as if the same had been incurred by the New Sand Hill Fund.

       (b) Approval of this Agreement by the shareholders of the Sand Hill Fund shall be deemed to authorize and direct the Board of Directors of Vontobel Funds to execute a consent as sole shareholder of the New Sand Hill Fund of the World Funds approving the Investment Advisory Agreement between the New Sand Hill Fund and Sand Hill Advisors, Inc., electing four directors of the World Funds and ratifying the selection of the firm of Tait, Weller & Baker to serve as the independent accountants for the World Funds.

2. Transfer of Assets. The assets of the Sand Hill Fund to be acquired by the New Sand Hill Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Sand Hill Fund and other property owned by the Sand Hill Fund at the Effective Time.

3. Liquidation of the Sand Hill Fund. Promptly after the Effective Time, the Sand Hill Fund will liquidate and the New Sand Hill Fund Shares (both full and fractional) received by the Sand Hill Fund will be distributed to the shareholders of record of the Sand Hill Fund as of the Effective Time in exchange for their respective Sand Hill Fund Shares and in complete liquidation of the Sand Hill Fund. Each shareholder of the Sand Hill Fund will receive a number of New Sand Hill Fund Shares equal in number and value to the Sand Hill Fund Shares held by that shareholder, and each Sand Hill Fund share and New Sand Hill Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Sand Hill Fund in the name of each shareholder of record of the Sand Hill Fund and representing the respective number of New Sand Hill Fund Shares due such shareholder. As soon as practicable after the Effective Time, the Vontobel Funds shall take all steps as shall be necessary and proper to effect a complete termination of the Sand Hill Fund pursuant to the laws of the State of Maryland. After the Effective Time, the Sand Hill Fund shall not conduct any business except in connection with its liquidation.

4. Representations and Warranties of New Sand Hill Fund. The New Sand Hill Fund represents and warrants to the Sand Hill Fund as follows:

       (a) Organization, Existence, etc. World Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

       (b) Registration as Investment Company. World Funds has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.

       (c)    Financial Statements.  The unaudited financial
       statements, if any, of World Funds  relating to the New Sand
       Hill Fund dated as of                   , 1997 will be
       delivered to the Sand Hill Fund as of the Effective Time, and will fairly present the financial position of the New Sand
       Hill Fund as of the date thereof.

       (d) Shares to be Issued Upon Reorganization. The New Sand Hill Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable.

       (e) Authority Relative to this Agreement. World Funds, on behalf of the New Sand Hill Fund, has the power to enter into this Agreement and to carry out its obligations hereunder.
       The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the World Funds' Board of Directors, and by the stockholders of Vontobel Funds, and no other proceedings by the World Funds is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The New Sand Hill Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

       (f) Liabilities. There are no liabilities of the New Sand Hill Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the New Sand Hill Fund's Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Sand Hill Funds, none of which has been materially adverse to the business, assets or results of operations of the New Sand Hill Fund. The World Funds' Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.

       (g) Litigation. Except as previously disclosed to the Sand Hill Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the New Sand Hill Fund, threatened which would materially adversely affect the New Sand Hill Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

       (h) Contracts. Except for contracts and agreements disclosed to the Sand Hill Fund, under which no default exists, and the agreements pertaining to the conduct of the business of the New Sand Hill Fund identified in Schedule 4(h) which are to be approved in connection with this Reorganization, the New Sand Hill Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

       (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the New Sand Hill Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the New Sand Hill Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. Representations and Warranties of the Sand Hill Fund . The Sand Hill Fund represents and warrants to the New Sand Hill Fund as follows:

       (a) Organization, Existence, etc. The Sand Hill Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

       (b) Registration as Investment Company. Vontobel Funds is registered under the 1940 Act as an open end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.

       (c) Financial Statements. The audited financial statements of Vontobel Funds relating to the Sand Hill Fund for the fiscal year ended December 31, 1996 as delivered to the New Sand Hill Fund, fairly represent the financial position of the Sand Hill Fund as of the date thereof, and the results of its operations and changes in its net assets for the periods indicated.

       (d) Marketable Title to Assets. The Sand Hill Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the New Sand Hill Fund. Upon delivery and payment for such assets, the New Sand Hill Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

       (e) Authority Relative to this Agreement. Vontobel Funds, on behalf of the Sand Hill Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Vontobel Funds' Board of Directors, and by the stockholders of Vontobel Funds who shall be entitled to vote on such actions, and no other proceedings by the Vontobel Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Sand Hill Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

       (f) Liabilities. There are no liabilities of the Sand Hill Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Sand Hill Fund's Financial Statements, and liabilities incurred in the ordinary course of business subsequent to December 31, 1996, or otherwise previously disclosed to the New Sand Hill Fund, none of which has been materially adverse to the business, assets
       or results of operations of the Sand Hill Fund.   Vontobel
       Fund's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

       (g) Litigation. Except as previously disclosed to the New Sand Hill Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Sand Hill Fund, threatened which would materially adversely affect the Sand Hill Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

       (h) Contracts. Except for contracts and agreements disclosed to the New Sand Hill Fund, under which no default exists, the Sand Hill Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

       (i) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Sand Hill Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Sand Hill Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6.     Conditions Precedent to Obligations of the New Sand Hill Fund.

       (a) All representations and warranties of the Sand Hill Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

       (b) The New Sand Hill Fund shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the New Sand Hill Funds, to the effect that (i) the Sand Hill Fund is duly organized and validly existing as a series of Vontobel Funds under the laws of the State of Maryland; (ii) Vontobel Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Sand Hill Fund, and this Agreement has been duly executed and delivered by the Vontobel Funds on behalf of the Sand Hill Fund and is a valid and binding obligation of the Sand Hill Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Sand Hill Fund to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the New Sand Hill Fund; and (v) upon consummation of this Agreement, the New
       Sand Hill Fund shall have acquired all of the Sand Hill Fund's assets listed in the Statement of Assets and Liabilities, free and clear of all liens, encumbrances or adverse claims, other than such as may be disclosed in the financial statements of Sand Hill Fund or by writing delivered herewith.

       (c) The Sand Hill Fund shall have delivered to the New Sand Hill Fund at the Effective Time the Sand Hill Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Sand Hill Fund as to the aggregate asset value of the Sand Hill Fund's portfolio securities.

7.     Conditions Precedent to Obligations of the Sand Hill Fund.

       (a) All representations and warranties of the New Sand Hill Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

       (b) The Sand Hill Fund shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Sand Hill Fund, to the effect that: (i) the New Sand Hill Fund is duly organized and a validly existing series of World Funds under the laws of the State of Maryland; (ii) World Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the New Sand Hill Fund and this Agreement has been duly executed and delivered by the World Funds and is a valid and binding obligation of the New Sand Hill Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the New Sand Hill Fund to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the New Sand Hill Fund; and (v) the New Sand Hill Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

       (c) The New Sand Hill Fund shall have delivered to the Sand Hill Fund at the Effective Time, a certificate of the Treasurer or Assistant Treasurer of the New Sand Hill Fund as to the aggregate asset value of the New Sand Hill Fund's portfolio securities, if any.

8. Further Conditions Precedent to Obligations of the Sand Hill Fund and the New Sand Hill Fund. The obligations of the Sand Hill Fund and the New Sand Hill Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

       (a) Such authority from the United States Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary, in the opinion of the parties and their counsel, to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

       (b) The Registration Statement on Form N-1A of the New Sand Hill Fund shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of the New Sand Hill Fund, such effectiveness shall not be suspended and no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       (c) The Sand Hill Fund and the New Sand Hill Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Sand Hill Fund and the New Sand Hill Fund substantially to the effect that for Federal income tax purposes:

              (1) No gain or loss will be recognized to the Sand Hill Fund upon the transfer of its assets in exchange solely for the New Sand Hill Fund Shares and the assumption by the New Sand Hill Fund of the corresponding Sand Hill Fund's stated liabilities;

              (2) No gain or loss will be recognized to the New Sand Hill Fund on its receipt of the Sand Hill Fund's assets in exchange for the New Sand Hill Fund Shares and the assumption by the New Sand Hill Fund of the Sand Hill Fund's liabilities;

              (3) The basis of the Sand Hill Fund's assets in the New Sand Hill Fund's hands will be the same as the basis of those assets in the Sand Hill Fund's hands immediately before the conversion;

              (4) The New Sand Hill Fund's holding period for the assets transferred to the New Sand Hill Fund by the Sand Hill Fund will include the holding period of those assets in the Sand Hill Fund's hands immediately before the conversion;

              (5) No gain or loss will be recognized to the Sand Hill Fund on the distribution of the New Sand Hill Fund Shares to the Sand Hill Fund's shareholders in exchange for their Sand Hill Fund shares;

              (6) No gain or loss will be recognized to the Sand Hill Fund's shareholders as a result of the Sand Hill Fund's distribution of New Sand Hill Fund Shares to the Sand
              Hill Fund's shareholders in exchange for their shares of the Sand Hill Fund's stock;

              (7) The basis of the New Sand Hill Fund Shares received by a Sand Hill Fund shareholder will be the same as the adjusted basis of that shareholder's Sand Hill Fund shares surrendered in exchange therefor; and

              (8) The holding period of the New Sand Hill Fund Shares received by the Sand Hill Fund's shareholders will include the holding period of the shares of the Sand Hill Fund exchanged therefor, provided that said Sand Hill
              Fund shares were held as capital assets on the date of the conversion.

       (d) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the Sand Hill Fund entitled to vote at an annual or special meeting.

       (e) The Board of Directors of World Funds, at a meeting duly called for such purpose, shall have authorized the issuance by the New Sand Hill Fund Shares at the Effective Time in exchange for the assets of the Sand Hill Fund pursuant to the terms and provisions of this Agreement.

       (f) Shareholders shall have authorized the Vontobel Funds' Board of Directors to vote to elect the directors of the World Funds and to approve the Investment Advisory Agreement between the New Sand Hill Fund and Sand Hill Advisors, Inc., and the Board of Vontobel Funds shall have executed a consent for such purpose.

9. Effective Time of the Reorganization. The exchange of the Sand Hill Fund's assets for New Sand Hill Fund Shares shall be effective as of the close of business on __________________, 1997, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Directors of Vontobel Funds or World Funds, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

11. Amendment and Waiver. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of New Sand Hill Fund Shares to be paid to the Sand Hill
Fund's shareholders under this Agreement to the detriment of the Sand Hill Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

13. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

if to the Vontobel Funds:

       1500 Forest Avenue
       Suite 223
       Richmond, Virginia  23229

if to the World Funds:

       1500 Forest Avenue
       Suite 223
       Richmond, Virginia  23229

with a copy to:

       Steven M. Felsenstein, Esq.
       Stradley, Ronon, Stevens & Young, LLP
       2600 One Commerce Square
       Philadelphia, PA 19103-7098

14.    Fees and Expenses.

       (a) The Sand Hill Fund and the New Sand Hill Funds each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Sand Hill Fund and the New Sand Hill Fund will be borne by Commonwealth Shareholder Services, Inc. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) fees and expenses of preparing and filing such forms as are necessary to comply with applicable state securities laws; (iv) postage;
       (v) printing; (vi) accounting fees; (vii) legal fees; and
       (viii) solicitation costs of the transaction. The New Sand Hill Fund shall pay its own Federal registration fees and any fees required under state securities laws.

15.    Headings, Counterparts, Assignment.

       (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

       (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. Entire Agreement.Each of the New Sand Hill Fund and the Sand Hill Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. Further Assurances. Each of the New Sand Hill Funds and the Sand Hill Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. Binding Nature of Agreement. As provided in each corporation's Articles of Incorporation, as amended and supplemented to date, on file with the State Department of Assessments and Taxation of the State of Maryland, this Agreement was executed by the undersigned officers of Vontobel Funds and World Funds, on behalf of each of the Sand Hill Fund and the New Sand Hill Fund, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each corporation. Moreover, no series of a corporation shall be liable for the obligations of any other series of that corporation.




       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.




Attest: VONTOBEL FUNDS, INC. on behalf of its series, the Sand Hill Portfolio Manager Fund

                                           By
Name:
Title:                                     Title:






Attest: THE WORLD FUNDS, INC. on behalf of its series, the Sand Hill Portfolio Manager Fund

                                           By
Name:                                      Name
Title:                                     Title:

                                        SCHEDULE 4(h)

List of Contracts Pertaining to the Operations of the New Sand
Hill Fund

(1)    Investment Advisory Agreement with Sand Hill Advisors, Inc.

(2)    Administrative Services Agreement with Commonwealth
       Shareholder Services, Inc.

(3)    Custodian Agreement and IRA Custody Agreement with Star Bank

(4) Transfer Agency and Dividend Disbursing Agent Agreement with Fund Services, Inc.

(5)    Distribution Agreement with First Dominion Capital Corp.

(6)    Fund Expense Agreement with Commonwealth Shareholder
       Services, Inc.

(7)    Fund Accounting Agreement with Star Bank.

                                                               Exhibit B

                                INVESTMENT ADVISORY AGREEMENT


       Investment Advisory Agreement (the "Agreement") dated
        , 1997 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and SAND HILL ADVISERS, INC., a California corporation (the "Advisor") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

       WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

       WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

       1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the SAND HILL PORTFOLIO MANAGER FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

       2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

              The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

              The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

       3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information.
The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

              It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940
Act. Such brokerage services are not deemed to be provided under this Agreement.

       4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of one percent on the first $100 million of the average daily net assets of the Portfolio and 3/4 of one percent on the Portfolio's average daily net assets over $100 million.

              All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

       5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

              ( 1)   Taxes;

              ( 2) Brokerage fees and commissions with regard to portfolio transactions;

              ( 3) Interest charges, fees and expenses of the custodian of the securities;
              ( 4) Fees and expenses of the Fund's transfer agent and the Administrator;

              ( 5) Its proportionate share of auditing and legal expenses;

              ( 6) Its proportionate share of the cost of maintenance of corporate existence;

              ( 7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

              ( 8) Its proportionate share of the costs of corporate meetings;

              ( 9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

              (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

              (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

              (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

              (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

              (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

              If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

              It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

       6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

       7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

              Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

       8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

       9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

       10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.
       11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Sand Hill" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Advisor waives this requirement in writing.

       12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

       13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

       14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated
below:
              (a)    To the Fund at:              1500 Forest Avenue
                                                  Suite 223
                                                  Richmond, VA 23229

              (b)    To the Advisor at:           3000 Sand Hill Road
                                                  Building Three, Suite 150
                                                  Menlo Park, CA 94025-7111

       15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

       16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

       17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                                  SAND HILL ADVISERS, INC.


                                           BY:
                                                  Gary K. Conway
                                                  President




                                                  THE WORLD FUNDS, INC.


                                           BY:
                                                  John Pasco, III
                                                  Chairman